                                                                 ---------------------     Directly Owned Banking Subsidiaries
                                                                |      BANK ONE       |    Wholly Owned Except as Indicated
                                                                |    CORPORATION      |    As of  06-30-03
                                                                |        0102         |
                                                                 ---------------------
                                                                           |
                                                  ---------------------    |    ----------------------
                                                 |Bank One, Dearborn,  |   |   |Bank One Trust        |
                                                 |National Association |-------|Company, National     |
                                                 |        0101         |   |   |Association  0074     |
                                                  ---------------------    |    ----------------------
                                                                           |
 -------------------     --------------------     ---------------------    |    ----------------------
|First USA          |   | First USA Services,|   |Bank One, Delaware,  |   |   |Bank One, West        |    ----------
|Management         |---| Inc.               |---|National Association |-------|Virginia, National    |---|Chart D/2/|
|Services, Inc. 0025|   |        0015        |   |        0056         |   |   |Association  0420     |    ----------
 -------------------     --------------------     ---------------------    |    ----------------------
                                                                           |
                                 ------------     ---------------------    |    ----------------------     --------------------
                                |Chart A-I/1/|   |Bank One, National   |   |   |Bank One, Wheeling-   |   |Banc One Loan       |
                                |Chart A-2/1/|---|Association (Chicago)|-------|Steubenville, National|---|Services Corporation|
                                | Chart D/2/ |   |        0111         |   |   |Association  0031     |   |       0857         |
                                 ------------     ---------------------    |    ----------------------     --------------------
                                                                           |
                                                                           |
                                 ------------     ---------------------    |
                                | Chart B/1/ |   |Bank One, National   |   |
                                | Chart D/2/ |---|Association(Ohio)    |----
                                |            |   |        0001         |
                                 ------------     ---------------------

Notes:
(1) See separate chart for subsidiaries and affiliates.
(2) See separate Chart D for subsidiaries acquired, or engaged in holding and liquidating assets acquired, in lieu of debts previously contracted.

                    ----------------
                    |   BANK ONE   |                   Directly Owned Non-Banking Subsidiaries
                    |  CORPORATION |                   Wholly Owned Except as Indicated
                    |     0102     |                   As of 06-30-03
                    ----------------
                         |
               -------------------------------------------------------------------------------------------------
               |                                                   |                                            |
-------------- | --------------                    --------------- | ----------------         ----------------- | ------------------
|Affiliated  | | |Banc One    |                    |Banc One     | | |Finance One   |         |First Chicago  | | |NBD Neighborhood|
|Banks       | | |Kentucky    |   ---------------- |Student Loan | | |Corporation   |         |Realty Services| | |Revitalization  |
|Building Co.|-|-|Insurance   |   |Banc One      | |Funding      |-|-|  0077        |         |Corporation    |-|-|Corporation 0410|
|  0510      | | |Company     |   |Deferred      | |Corporation  | | ----------------         |    0002       | | ------------------
-------------- | |   0725     | |-|Benefits      | |  0070       | |        |                 ----------------- | ------------------
-------------- | -------------- | |Corporation   | --------------- | ----------------         ----------------- | |One Group       |
|Banc One ABS| | -------------- | |    0027      | --------------- | |Banc One      |         |First Chicago  | | |Dealer Services,|
|Corporation |-|-|Banc One    | | ---------------- |BOI Leasing  | | |Financial     |         |Trust Company  |-|-|Inc.            |
|  0028      | | |Management  |-| ---------------- |Corporation  |-| |Services, Inc.|         |(Cayman), Ltd. | | |      0330      |
-------------- | |Corporation | | |Banc One Risk | |  0676       | | |  0066        |         |    0564       | | ------------------
-------------- | |   0071     | | |Management    | --------------- | ----------------         ----------------- |         |
|Banc One    | | --------------  -|Company       | --------------- |   |                      ----------------- | ------------------
|Arizona     | | --------------   |    0683      | |BondNexus    | |   | -------------------- |First Chicago  | | |One Group       |
|Investment  |-|-|Banc One    |   ---------------- |Corp./3/     |-|   | |Banc One Consumer | |Trust Company  | | |Administrative  |
|Corporation | | |Mezzanine   |                    |  15.75%     | |   | |Discount Company, | |of New York    |-| |Services, Inc.  |
|  0610      | | |Corporation |                    --------------- |   |-|a Non-banking     | |    0097       | | |      0331      |
-------------- | |   0618     |                    --------------- |   | |Affiliate of      | ----------------- | ------------------
-------------- | --------------   ---------------- |BOTRCN       | |   | |BANC ONE CORP.    | ----------------- | ------------------
|Banc One    | | --------------   |Banc One      | |Corporation  | |   | -------------------- |FNW Capital,   | | |The One         |
|Building    |-|-|Banc One    | | |Community     | |  0028       |-|   | -------------------- |Inc. 0441      |-|-|Services        |
|Management  | | |Neighborhood| |-|Development/  | --------------- |   | |Banc One          | ----------------- | |Corporation     |
|Corporation | | |Development |-| |Wisconsin     | --------------- |   |-|Financial Services| ----------------- | |      0626      |
|  0144      | | |Corporation | | |Corporation   | |FCTC General,| |   | |of Minnesota Inc. | |NBD Community  | | ------------------
-------------- | |   0389     | | ---------------- |  Inc. 0347  |-|   | -------------------- |Development    | | ------------------
-------------- | -------------- | ---------------- ---------------     | -------------------- |Corporation    |-| |B-1 Life        |
|Banc One    | |                | |Ohio Mezzanine|                     | |Banc One Financial| |    0408       |   |Reinsurance     |
|Capital     |-|                | |Fund,         |                     |-|Services of New   | -----------------   |International   |
|Holdings    | |                 -|Limited/3/    |                     | |York, Inc.        |                     |Limited/2/      |
|Corporation | |                  |(18.32%)      |                     | --------------------                     |      0635      |
|  0197      | |                  ----------------                     | --------------------                     ------------------
-------------- |                                                       | |Banc One Financial|  -----------------  ------------------
      |        |                                                       |-|Services of       |  |NBD Equity     |  |Sterling        |
-------------  |                                                       | |Tennessee, Inc.   |  |Corp. 0417     |--|Assurance       |
| Chart E/1/|  |                                                       | --------------------  -----------------  |Company         |
-------------  |                                                       | -------------------- -----------------   |      0435      |
-------------- |                                                       | |Banc One Financial| |Pacholder      |   ------------------
|Banc One    | |                                                       |-|Services of West  | |Associates,    |
|Card        |-|                                                         |Virginia, Inc.    | |Inc.           |
|Services    | |                                                         -------------------- -----------------
|Corporation*| |                                                                                    |
|  0247      | |                                         -------------------------------------------------------------------
-------------- |                                         |                         |                    |                  |
-------------- |                                  ------------------------ --------------------- ----------------- --------------
|Banc One    | |                                  |Kenwood Administrative| |Pacholder 2000     | |Pacholder Ohio | |Winton      |
|Financial   |-|                                  |Management, Inc.      | |Partners, LLC (50%)| |Realty, Inc.   | |Associates, |
|Corporation | |                                  |                      | |                   | |               | |Inc.        |
|  0221      | |                                  ------------------------ --------------------- ----------------- --------------
-------------- |
      |        |
-------------  |
|Chart F/1/ |  |
-------------  |
-------------- |
|Banc One    | |
|Insurance   | |
|Holdings,   |-|
|Inc.        |
|  0152      |
--------------
      |
      |--------------------------------------------------------------------
      |              |              |                  |                  |
--------------  -----------  ---------------  --------------------  ------------
|Banc One    |  |Banc One |  |Banc One Life|  |Congress Insurance|  |Chart I   |
|Insurance   |  |Insurance|  |Insurance    |  |Agency, Inc.      |  |          |
|Agency, Inc.|  |Company  |  |Company      |  | 0512             |  |          |
|  0156      |  |  0570   |  | 0100        |  |                  |  |          |
--------------  -----------  ---------------  --------------------  ------------

* Inactive
Notes:
(1)  See separate chart for subsidiaries and affiliates.
(2) 1 share held in trust by Bank One Trust Company, National Association, for The One Services Corporation.
(3)  Not reportable on FR Y-10.

CHART A-1                                           ---------------------------                    Wholly Owned Except as Indicated
                                                    |         BANK ONE        |                    As of 06-30-03
                                                    |        CORPORATION      |
                                                    |           0102          |
                                                    ---------------------------
                                                                  |
                                                                  |
                                                     -------------------------
                                                     | Bank One, National    |
                                                     | Association (Chicago) |
                                                     |         0111          |
                                                     -------------------------
                                                                  |
                                 ----------------------------------------------------------------------
                                 |                                                                    |
                                 |                                                                    |
              ------------------ |  ------------------                                  ------------- | ----------------
              |American        | |  |Banc One        |                                  |Bank One   | | |Bank One      |
              |National        |-|--|Kentucky        |                                  |Canada    |-|-|Foundation    |
              |Corporation     | |  |Leasing         |                                  |0795       | | |0232          |
              |0184            | |  |Corporation 0715|                                  |           | | |              |
              ------------------ |  ------------------                                  ------------- | ----------------
                                 |                                                                    |
              ------------------ |  ------------------                                  ------------- | ----------------
              |Anexsys         | |  |Banc One        |                                  |Bank One   | | |Bank One ICS, |
              |Holdings,       |-|--|Kentucky        |                                  |Delaware,  |-|-|Inc.          |
              |Inc.            | |  |Vehicle Leasing |                                  |Inc.       | | |     0193     |
              |      0295      | |  |Company 0716    |                                  |0126       | | |              |
              ------------------ |  ------------------                                  ------------- | ----------------
                          |      |                                                                    |
              ------------------ |  ------------------ ---------------                  ------------- | ----------------
              |Anexsys, LLC    | |  |Banc One        | |Bexar        |                  |Bank One   | | |Bank One      |
              |(64%)           |-|--|Leasing         | |Exchange, LLC|-|                |Equity     | | |International |
              |0158            | |  |Corporation     | |             | |                |Investors- |-|-|Corporation/1/|
              |                | |  |0075            | |             | |                |BIDCO Inc. | | |0086          |
              |                | |  |                | |             | |                |0557       | | |              |
              ------------------ |  ------------------ --------------- |                ------------- | ----------------
                                 |               |                     |                              |
              ------------------ |  ------------------ --------------- | -----------    ------------- | ----------------
              |B-ONE Australia | |  |FM Leasing      | |Nueces       | | |BNS      |    |Bank One   | | |Bank One      |
              |Superannuation  |-|  |Corporation*    | |Exchange, LLC| | |Exchange,|-|--|Exchange   |-|-|International |
              |Fund Pty Ltd.   | |  |                | |             |-|-|LLC      | |  |Corporation| | |Holdings      |
              |                | |  |                | |             | | |         | |  |0182       | | |Corporation/1/|
              |                | |  |                | |             | | |         | |  |           | | |0012          |
              ------------------ |  ------------------ --------------- | ----------- |  ------------- | ----------------
                                 |                                     |             |                |         |
------------- ------------------ |  ------------------ --------------- | ----------- |  ------------- |   ------------
|Box Leasing| |Banc One        | |  |Banc One        | |Solana       | | |Calument-| |  |Ozone      | |   |          |
|Corporation|- Acceptance      | |  |National        | |Exchange, LLC| | |Munster, | |  |Exchange,  | |   |Chart C/2/|
|           | |Corporation/4/  |-|--|Processing      | |             |-| |LLC      |-|--|LLC        | |   |          |     ---------
|           | |0094 (90%)      | |  |Corporation 0098| |             |   |         | |  |           | |   |          |     |BO-FE  |
------------- ------------------ |  ------------------ ---------------   ----------- |  ------------- |   ------------   --|FSC,   |
                                 |                                                   |                |                  | |Inc.   |
                                 |                                                   |                |                  | |0037   |
              ------------------ |  ------------------                   ----------- |  ------------- | ---------------- | --------
              |Banc One Arizona| |  |Bank One Project|                   |Chargot  | |  |SKPM       | | |BIL           | |
              |Leasing         |-|--|Resources       |                   |Exchange |-|--|Exchange,  | |-|International |-| ---------
              |Corporation     | |  |International,  |                   |LLC      | |  |LLC        | | |Holdings,     | | |BO-UA  |
              |0615            | |  |Inc. 0110       |                   |         | |  |           | | |Inc. /1/ 0036 | | |FSC,   |
              ------------------ |  ------------------                   ----------- |  ------------- | ---------------- |-|Inc./1/|
                                 |                                                   |                |                    |0038   |
              ------------------ |  ------------------                   ----------- |  ------------- | ----------------   ---------
              |Banc One        | |  |Banc One Real   |                   |Fedex    | |  |VCI        | | |BOILL IHC,    |
              |AutoLease       |-|--|Estate          |                   |Nashville|-|--|Account    | | |Inc.          |
              |LTD. 0455       | |  |Investment      |                   |Lorado   | |  |Services,  | |-|     0413     |
              |                | |  |Corp. 0106      |                   |Exchange,| |  |LLC        | | |              |
              |                | |  |                |                   |LLC      | |  |           | | |              |
              ------------------ |  ------------------                   ----------- |  ------------- | ----------------
                                 |                                                                    |
              ------------------ |  ------------------                   ----------- |  ------------- | ----------------
              |Banc One        | |  |One Rock Real   |                   |         | |  |WOFC QI    | | |BOM ComLoan,  |
              |Building        |-|  |Estate Mezzanine|                   |JC-4     |-|--|Exchange,  | |-|Inc.  0235    |
              |Corporation     | |  |Fund I, LLC 0108|                   |Exchange,|    |LLC        |   |              |
              |0009            | |  |(60%)           |                   |LLC      |    |           |   |              |
              ------------------ |  ------------------                   -----------    -------------   ----------------
                                 |
              ------------------ |  ------------------                   -----------
              |Banc One        | |  |Banc One Realty |                   |         |
              |Community       |-|--|Advisors,       |                   |Mills    |
              |Development     | |  |Inc. /3/        |                   |Exchange,|
              |Corporation 0107| |  |0159            |                   |LLC      |
              ------------------ |  ------------------                   -----------
                                 |
              ------------------ |  ------------------
              |Banc One        | |  |Banc One        |
              |Equipment       |-|--|Wisconsin       |
              |Finance, Inc.   |    |Investment      |
              |0062            |    |Services        |
              |                |    |Corporation     |
              ------------------    ------------------


*Inactive
Notes:
(1) Edge Act Corporation
(2) See separate chart for subsidiaries and affiliates.
(3) Not reportable on FR Y-10
(4) 10% owned by Bank One, National Association (Ohio)

CHART A-2                                                                               ---------------------   Wholly Owned
                                                                                       |      BANK ONE       |  Except as Indicated
                                                                                       |    CORPORATION      |  As of 06-30-03
                                                                                       |        0102         |
                                                                                        ---------------------
                                                                                                  |
                                                                                                  |
                                                                                                  |
                                                                                        ---------------------
                                                                                       |Bank One, National   |
                                                                                       |Association (Chicago)|
                                                                                       |        0111         |
                                                                                        ---------------------
                                                                                                  |
                                                              -------------------------------------------------------------------
                                                              |
                             -------------------------------  |  ---------------------
                            |          BOTAC, Inc.          | | |First Commerce       |
                            |             0161              |---|Community Development|
                            |                               | | |Corporation   0594   |
                             -------------------------------  |  ---------------------
                             -------------------------------  |  ---------------------        -------------------------------
                            | Cabbage Alley                 | | |FNBC Leasing         |      |         Luke FSC, Ltd.        |
                            | Partnership, a Louisiana      |---|Corporation          |------|              0680             |
                            | Limited Partnership/3/  (99%) | | |        0691         |  |   |                               |
 ---------------------       -------------------------------  |  ---------------------   |    -------------------------------
| Antrim 1998, L.L.C. |      -------------------------------  |  ---------------------   |    -------------------------------
|       (99%)         |--   |      FC Energy Finance I,     | | |FNBC Properties, Inc.|  |   |      Orleans Street FSC,      |
|                     | |   |             Inc.              |---|        0058         |  ----|      Inc.                     |
 ---------------------  |---|             0551              | | |                     |  |   |              0055             |
 ---------------------  |    -------------------------------  |  ---------------------   |    -------------------------------
|FC Energy Finance II,| |    -------------------------------  |           |              |    -------------------------------
|        Inc.         |--   |       FCNBD Technology        | |       ----------         |   |     Provident Auto Leasing    |
|        0550         |     |       Holdings, Inc.          |--      |Chart D/1/|        ----|         Investors, L.L.C.     |
 ---------------------      |             0192              | |       ----------         |   |        (2000-A) (26.56%)      |
                             -------------------------------  |                          |    -------------------------------
                             -------------------------------  |                          |    -------------------------------
                            |       FCNBD Mortgage          | |                          |   |    Provident Auto Leasing     |
                            |       Investments, Inc.       |--                          ----|       Investors, L.L.C.       |
                            |             0135              | |                          |   |        (2000-B)  (49%)        |
                             -------------------------------  |                          |    -------------------------------
                             -------------------------------  |                          |    -------------------------------
                            |     First Chicago             | |                          |   |    Provident Auto Leasing     |
                            |     Insurance Services,       |--                          ----|       Investors, L.L.C.       |
                            |     Inc. *             0217   |                            |   |           (2001-C)            |
                             -------------------------------                             |    -------------------------------
                                                                                         |    -------------------------------
                                                                                         |   |      Susquehanna Auto         |
                                                                                         ----|      Leasing Investors,       |
                                                                                             |      LLC 2000-1 (42.14%)      |
                                                                                              -------------------------------
--------------------------------
                               |
    -----------------------    |    ----------------------
   |    Global Trading     |   |   |  Niagara SPE, LLC /2 |
   |    Operations, Inc.   |-------|         0128         |
   |          0231         |   |   |                      |
    -----------------------    |    ----------------------
    -----------------------    |    ----------------------
   |    Liberty Payment    |   |   |Riverside Software LLC|
   |     Services, Inc.    |-------|         0022         |
   |          0723         |   |   |                      |
    -----------------------    |    ----------------------
    -----------------------    |    ----------------------
   |   Liberty Properties  |   |   |  Team Life Insurance |
   |     Incorporated      |-------|  Company             |
   |          0718         |   |   |         0277         |
    -----------------------    |    ----------------------
    -----------------------    |    ----------------------
   |     Midwest Audit     |   |   |    Valley National   |
   |     Services, Inc.    |-------|    Investors, Inc.   |
   |                       |   |   |         0617         |
    -----------------------    |    ----------------------
    -----------------------    |    ----------------------
   |NBD Indiana Properties,|   |   |   Washington Street  |
   |          Inc.         |-------|   Foods, Inc.        |
   |          0701         |   |   |         0625         |
    -----------------------    |    ----------------------
    -----------------------    |
   |   NBD Leasing, Inc.   |   |    ----------
   |          0442         |-------|Chart D/1/|
   |                       |        ----------
    -----------------------

*Inactive
Notes:
(1) See separate chart for subsidiaries and affiliates.
(2) Not reportable on FR Y-10.
(3) 0.7 % owned by First Commerce Community Development Corporation

CHART B                                           --------------------------                  Wholly Owned Except as Indicated
                                                  |        BANK ONE        |                  As of 06-30-03
                                                  |      CORPORATION       |
                                                  |          0102          |
                                                  --------------------------
                                                               |
                                                    ----------------------
                                                    | Bank One, National |
                                                    | Association (Ohio) |
                                                    |      0001          |
                                                    ----------------------
                                                               |
                                     --------------------------------------------------------
                                     |                                                      |
                                     |                                            ----------------------
                                     |                                            |    Banc One POS    |
                                     |                                            |Services Corporation|
                                     |                                            |        0672        |
                                     |                                            ----------------------
                                     |                                                      |
                                     |                                       --------------------------------
                                     |                                       |                              |
                 ------------------- | --------------------          ------------------           ----------------------
                 | Banc One        | | |Banc One Private  |          |Banc One        |           |FDC Offer           |
                 | Interactive     |---|Mortgage          |          |Payment         |           |Corporation         |
                 | Delivery        | | |Insurance Company,|          |Services,       |           |(54.80)%            |
                 | Corporation     | | |Inc. 0598         |          |LLC 0755 (25%)  |           |        0750        |
                 ------------------- | --------------------          ------------------           ----------------------
                                     | |BONA Capital      |                  |                              |
                                     | |I, LLC 0003       |        --------------------                     |
                 ------------------- | --------------------        |                  |                     |
                 | Banc One          |                      --------------- ----------------      ----------------------
                 | Investment      | | -------------------- |PTI General  | |BOPS Holdings,|      |Paymentech, Inc.    |
                 | Advisors        |---|BONA Capital      | |Partner, LLC | |LLC           |      |        0751        |
                 | Corporation 0081| | |II, LLC     0006  | |     0757    | |     0758     |      ----------------------
                 ------------------- | -------------------- --------------- ----------------                |
                           |                                     | ------------------ |           ----------------------
       --------------------|         | --------------------      | |Paymentech, L.P.| |           |Paymentech          |
       |                   |         | |Congress Life     |      --| (1%)     (99%) |--           |Management          |
---------------- ------------------- --|Insurance         |        |     0756       |             |Resources, Inc. 0752|
| Pacholder &  | | Banc One High   | | |Company    0599   |        ------------------             ----------------------
| Company, LLC | | Yield Partners, | | --------------------                |                                |
|        (49%) | | LLC       (51%) | |                                     |                  -------------------------------
---------------- ------------------- | -----------                         |                  |             |               |
                                     --|Chart D/1/                 ------------------ ---------------- -------------- -------------
                                       -----------                 | Merchant-Link, | |Banc One      | |First USA   | |Paymentech |
                                                                   | LLC      0760  | |Payment       | |Financial   | |Employee   |
                                                                   |                | |Services, LLC | |Services,   | |Resources, |
                                                                   |                | |   0755  (50%)| |Inc.*  0753 | |LLC   0754 |
                                                                   ------------------ ---------------- -------------- -------------

*Inactive
Note:
(1) See separate chart for subsidiaries and affiliates

CHART C                                   -------------------------------          Wholly Owned Subsidiaries Except as Indicated
                                          |         BANK ONE            |          As of 06-30-03
                                          |       CORPORATION           |
                                          |           0102              |
                                          ------------------------------
                                                        |
                                            --------------------------
                                            |  Bank One, National    |
                                            | Association (Chicago)  |
                                            |         0111           |
                                            --------------------------
                                                        |
                                            --------------------------
                                            |Bank One International  |
                                            |Holdings Corporation/1/ |
                                            |         0012           |
                                            --------------------------
                                                        |
                               -------------------------------------------------------------------------------
                               |                                                                             |
                -------------  |  ----------------   ------------------  -------------  -------------------- |  --------------------
                |B-ONE      |  |  |BOL (C) II,   |   |BOL Canada II   |  |BOL Canada |  | First Chicago    | |  |Monroe Aircraft - |
                |Australia  |--|--|Inc.          |---|Sub, Inc.       |--|II Trust   |  | Chile            |-|--|Ireland           |
                |Limited    |  |  |    0333      |   |   0336         |  |           |  | Investments, Inc.| |  |Limited           |
                |   0572    |  |  |              |   |                |  |           |  |       0404       | |  |     0496         |
                -------------     ----------------   ------------------  -------------  -------------------- |  --------------------
                               |                                               |                 |           |
                -------------  |                                               |                 |           |  --------------------
                |Bank One   |  |                                         -------------  -------------------- |  |One Group Asset   |
                |Europe Ltd.|--|                                         |BO Leasing |  |      Equifin     | |--|Management        |
                |   0568    |  |                                         |II ULC     |  |             (50%)| |  |(Ireland)         |
                |           |  |                                         |   0339    |  |                  | |  |Limited     0020  |
                -------------  |                                         -------------  -------------------- |  --------------------
                               |                                                                             |
                -------------  |                                                                             |
                |Bank One   |  |                                                        -------------------- |  --------------------
                |Limited*   |--|  ----------------   ------------------  -------------  |First Chicago,    | |  |Paramount Finance |
                |   0287    |  |  |BOL Canada    |   |BOL Canada III  |  |BO Leasing |  |S.A.*             |-|--|Corporation*      |
                -------------  |--|III, Inc.     |---|Sub, Inc.       |--|III ULC    |  |        0304      | |  |           (25%)  |
                               |  |    0334      |   |   0337         |  |0340       |  -------------------- |  --------------------
                -------------  |  ----------------   ------------------  -------------                       |
                |Bank One   |  |                                                        -------------------- |
                |(Mexico),  |--|  ----------------                                      |Hondela Finance   | |
                |S.A        |  |  |CCIC          |                                      |Limited*  (96.07%)|--
                |   0878    |  |--|Finance       |                                      --------------------
                -------------  |  |Limited       |
                               |  |         (30%)|
                -------------  |  ----------------
                |Bank One   |  |
                |Nominees   |--|  ----------------
                |Limited    |  |  |Createdesign  |
                |           |  |--|Limited       |
                -------------  |  |    0344      |
                               |  ----------------
                -------------  |  ----------------   ------------------  -------------
                |BOHK       |  |  |Dearborn      |   |Paymentech      |  |Paymentech |
                |Limited/2/ |--|  |Merchant      |---|Canada          |--|Canada     |
                |      (75%)|  |--|Services, Inc.|   |   0762 (52.4%) |  |Debit, Inc.|
                |   0541    |  |  |    0761      |   |                |  |           |
                -------------  |  ----------------   ------------------  -------------
                               |
--------------  -------------  |  ----------------
|BOL Canada 1|  |BOL Canada |  |  |First         |
|Sub,        |--|I, Inc.    |--|  |Chicago Asia  |
|Inc.        |  |   0332    |  |--|Holdings      |
|   0335     |  |           |  |  |Ltd.          |
--------------  -------------  |  |    0275      |   ------------------
     |                         |  ----------------   |Equitypar       |
     |                         |                     |Companhia       |
--------------                 |  ---------------- --|de              |
|BO Leasing I|                 |  |First         | | |Participacoes/3/|
|ULC         |                 |  |Chicago       | | |       (12.50%) |
|   0338     |                 |  |Brazil        | | -----------------|
--------------                 ---|Investments,  |-|
                                  |Inc.          | | ------------------
                                  |    0673      | | |Premium Fondo   |
                                  ---------------- | |de Brazil       |
                                                   | |Conversao -     |
                                                   --|Capital         |
                                                     |Estrangeiro/3/  |
                                                     |       (12.50%) |
                                                     ------------------

*Inactive
Notes:
(1) Edge Act Corporation.
(2) An additional 25% interest in BOHK Limited is held by Bank One Europe Ltd.
(3) Not reportable on FR Y-10.


CHART D                                             -----------------------------   Wholly Owned Subsidiaries Except as Indicated
                                                    |         BANK ONE          |   As of 06-30-03
                                                    |        CORPORATION        |
                                                    |           0102            |
                                                    -----------------------------
                                                                 |
                                                                 |
                                          -----------------------------------------------------------------------
                                          |                                                                     |
                                          |                                                                     |
 ----------------                         |                                                          ---------------------
|BOC Properties  |                        |                                                         |Bank One, National   |
|Ohio, Inc. *    |--                      |                                                         |Association (Chicago)|
|                | |  ------------------  |  ------------------------   -----------------           |         0111        |
 ----------------  | |Bank One, National| | |Bank One, West Virginia,| |BOWV Realty West |           ---------------------
                   |-|Association (Ohio)|---|National Association    |-|Virginia, Inc.   |                  |
 ----------------  | |       0001       |   |          0420          | |                 |  --------------- | ---------------------
|BOC Realty      | |  ------------------     ------------------------   -----------------  |39119, LLC /1/ |||FNBC Properties, Inc.|
|Ohio, Inc.      |--                                                                       |    (13.51%)   |-|        0058         |
|      0194      |                                                                         |               |||                     |
 ----------------                                                                           --------------- | ---------------------
                                                                                                            |           |
                                                                                            --------------- | ---------------------
                                                                                           |ANRELCO, Inc.  |||Southeast Holding    |
                                                                                           |     0127      |-|Company, Ltd./1/     |
                                                                                           |               |||        0048         |
                                                                                            --------------- | ---------------------
                                                                                                            |
                                                                                            --------------- | ---------------------
                                                                                           |Arizona Trust  |||Freer Properties,    |
                                                                                           |Deed           |-|Inc. *               |
                                                                                           |Corporation    |||                     |
                                                                                           |     0741      |||                     |
                                                                                            --------------- | ---------------------
                                                                                                            |
                                                                                            --------------- | ---------------------
                                                                                           | Asset One     ||| FSK, Inc. /1/       |
                                                                                           | Louisiana,    |-|        0226         |
                                                                                           | Inc. /1/      |||                     |
                                                                                           |     0571      |||                     |
                                                                                            --------------- | ---------------------
                                                                                                            |
                                                                                            --------------- | ---------------------
                                                                                           | BOC Realty    ||| Lexco Petroleum,    |
                                                                                           | Arizona, Inc. |-| Inc.                |
                                                                                           |     0616      |||        0684         |
                                                                                            --------------- | ---------------------
                                                                                                            |
                                                                                            --------------- | ---------------------
                                                                                           | BOC Realty    ||| MPR, Inc. /1/       |
                                                                                           | Illinois, Inc.|-|        0586         |
                                                                                            --------------- | ---------------------
                                                                                                            |
                                                                                            --------------- | ---------------------
                                                                                           | BOC Realty    ||| PacProp, Inc. /1/   |
                                                                                           | Kentucky, Inc.|-|        0607         |
                                                                                           |     0724      |||                     |
                                                                                            --------------- | ---------------------
                                                                                                            |
                                                                                            --------------- | ---------------------
                                                                                           | City Place    ||| South Cutler,       |
                                                                                           | International,||| Inc. /1/            |
                                                                                           | Inc. /1/      |-|        0068         |
                                                                                           |     0765      |||                     |
                                                                                            --------------- | ---------------------
                                                                                                            |
                                                                                                            | ---------------------
                                                                                                            ||Tri-State Minerals,  |
                                                                                                            -|Inc. /1/             |
                                                                                                             |        0555         |
                                                                                                              ---------------------

* Inactive
Note:
(1)  Not reportable on FR Y-10.

CHART E                                            ----------------------------------  Wholly Owned Subsidiaries Except as Indicated
                                                   |         BANK ONE               |  As of 06-30-03
                                                   |        CORPORATION             |
                                                   |           0102                 |
                                                   ----------------------------------
                                                                 |
                                                                 |
                                                       ------------------------
                                                       |   Banc One Capital   |
                                                       | Holdings Corporation |
                                                       |        0197          |
                                                       ------------------------
                                                                 |
                                                                 |
                    ------------------------------------------------------------------------
------------------  |                     -------------                                    |
|Banc One Capital|  |                     |Banc One   |                              -------------
|Funding         |--|  ----------------   |Asset      |                              |BOCP       |
|Corporation     |  |  |Banc One      | --|Solutions  |                              |Holdings   |
|   0388         |  |--|Management    | | |Corporation|                              |Corporation|
------------------  |  |and Consulting|-| |   0949    |                              |   0199    |
                    |  |Corporation   | | -------------                              -------------
                    |  |0948          | |                                                 |
------------------  |  ---------------- | -------------  ----------- -------------------  |  -------------------  ------------------
|Banc One        |  |                   | |Bonnet     |  |College  | |Banc One Capital |  |  |Banc One Capital |  |Banc One Capital|
|Capital         |  |  |--------------| --|Resources  |  |Park     | |Partners III,    |--|--|Partners         |--|Partners,       |
|Services        |--|  | Banc One     |   |Corporation|  |Holdings,|-|Ltd.             |  |  |Holdings, Ltd.   || |LLC/3/          |
|Corporation     |  |  | Securities   |   |   0468    |  |LLC/5/   | |      0252  (81%)|  |  |     0155   (85%)|| |      0166      |
|   0675         |  |--| Corporation  |   -------------  ----------- -------------------  |  -------------------| ------------------
------------------     |    0079      |                                                   |                     |
                       ----------------                              -------------------  |  -------------------| ------------------
                                                                     |Banc One         |  |  |Banc One         || |Banc One        |
                                                                     |Capital          |  |  |Stonehenge       || |Capital         |
                                                                     |Partners IV,     |--|--|Capital Fund     |--|Partners II,    |
                                                                     |Ltd.             |  |  |Wisconsin,       |  |LLC             |
                                                                     |      0257       |  |  |LLC  0379        |  |      0162      |
                                                                     -------------------  |  -------------------  ------------------
                                                                                          |
                                                                     -------------------  |  -------------------
                                                                     |Banc One Capital |  |  |BOCF, LLC        |
                                                                     |Partners V,      |--|--|                 |
                                                                     |Ltd./1/          |  |  |            (80%)|
                                                                     |      0261  (81%)|  |  |     0392        |
                                                                     -------------------  |  -------------------
                                                                                          |
                                                                     -------------------  |  -------------------
                                                                     |Banc One Capital |  |  |BOCNY, LLC       |
                                                                     |Partners VI,     |--|--|                 |
                                                                     |Ltd./2/          |  |  |     0391        |
                                                                     |      0270  (81%)|  |  |                 |
                                                                     -------------------  |  -------------------
                                                                                          |
                                                                     -------------------  |  -------------------
                                                                     |Banc One Capital |  |  |BOCP II Limited  |
                                                                     |Partners VII,    |--|--|Liability        |
                                                                     |Ltd.             |  |  |Company          |
                                                                     |      0279  (82%)|  |  |     0251   (80%)|
                                                                     -------------------  |  -------------------
                                                                                          |
                                                        ------------ -------------------  |  -------------------
                                                        |BOCP      | |Banc One         |  |  |                 |
                                                        |Energy    | |Capital          |  |  |                 |
                                                        |Partners, |-|Partners VIII,   |--|--|BOME Investors,  |
                                                        |L.P.      | |Ltd.             |  |  |Inc./3/          |
                                                        |0283 (95%)| |      0282  (83%)|  |  |      0380       |
                                                        ------------ -------------------  |  -------------------
                                                                                          |
                                                                     -------------------  |  -------------------
                                                                     |Banc One Capital |  |  |                 |
                                                                     |Partners IX,     |--|--|BOME Investors   |
                                                                     |LLC              |  |  |II, LLC/4/  (98%)|
                                                                     |      0372  (80%)|  |  |     0382        |
                                                                     -------------------  |  -------------------
                                                                                          |
                                                                     -------------------  |  -------------------
                                                                     |Banc One Capital |  |  |                 |
                                                                     |Partners X,      |--|--|BOME Investors   |
                                                                     |Ltd.             |  |  |III, LLC         |
                                                                     |      0375  (85%)|  |  |     0291        |
                                                                     -------------------  |  -------------------
                                                                                          |
                                                                     -------------------  |  -------------------
                                                                     |Banc One Capital |  |  | Tax Credit      |
                                                                     |Partners XI,     |--|--| Acquisitions,   |
                                                                     |Ltd.             |  |  | LLC             |
                                                                     |      0376       |  |  |                 |
                                                                     -------------------  |  -------------------
                                                                                          |
                                                                     -------------------  |  -------------------
                                                                     |Banc One Capital |  |  | Tax Credit      |
                                                                     |Partners BC,     |--|--| Acquisitions,   |
                                                                     |LLC              |  |  | II, LLC         |
                                                                     |      0394  (80%)|  |  |                 |
                                                                     -------------------  |  -------------------

                                                                     -------------------
                                                                     |Banc One Capital |
                                                                     |BIDCO-1998,      |
                                                                     |LLC              |
                                                                     |      0399       |
                                                                     -------------------

Notes:
(1) BOCP Holdings Corporation owns 81% of the Series I limited partner interests and 85% of the Series II limited partner interests.
(2) BOCP Holdings Corporation owns 81% of the Series I limited partner interests and 80% of the Series II limited partner interests.
(3)  Licensed Small Business Investment Company.
(4) Owned 98.33% by BOCP Holdings Corporation and 1.67% by Banc One Capital Holdings Corporation.
(5)  Not reportable on FR Y-10.

CHART F                                           -------------------------------     Wholly Owned Subsidiaries Except as Indicated
                                                 |            BANK ONE           |    As of 06-30-03
                                                 |           CORPORATION         |
                                                 |              0102             |
                                                  -------------------------------
                                                                  |
                                                        ---------------------
                                                       | Banc One Financial  |
                                                       |     Corporation     |
                                                       |        0221         |
                                                        ---------------------
                                                                  |
------------------------------------------------------------------------------------------------------------------------------------
        |                 |                    |                         |                        |                       |
 ----------------    ----------------    --------------------    --------------------    -------------------   --------------------
|Banc One Capital|  |Banc One Capital|  |Banc One Hedging    |  |Banc One Leasing    |  |BOHS (Cayman), Ltd.| |Bond Securitization,|
|Corporation     |  |Markets, Inc.   |  |Services Corporation|  |Services Corporation|  |        0387       | |LLC                 |
|      0525      |  |      0484      |  |        0087        |  |        0222        |  |                   | |        0526        |
 ----------------    ----------------    --------------------    --------------------    -------------------   --------------------
        |
        ---------------
 --------------------  |  ---------------------     ---------------------
|Banc One Capital    | | |First Chicago        |   |MACH ONE CDO 2000-1, |
|Management LLC      |-|-|Capital Corporation  |---|Corp. (49%) preferred|
|      0416          | | |     0414            | | |        0415         |
 --------------------     ---------------------  |  ---------------------
        |              |                         |
 --------------------  |  ---------------------  |  ----------------------
|Banc One            | | |First Chicago        | | |One Mortgage Partners,|
|Opportunity Fund    | --|Equity Corporation/1/| --|LLC                   |
|L.P.                | | |        0008         | | |        0462          |
 --------------------  |  ---------------------  |  ----------------------
                       |                         |
 --------------------  |  ---------------------  |  ----------------------
|Bank One Investment | | |First Chicago        | | |One Mortgage Partners |
|Corporation         |---|Leasing Corporation  | --|Corp.                 |
|      0005          |   |        0007         |   |        0461          |
 --------------------     ---------------------     ----------------------
        |                          |
 --------------------         ------------
|OEP Holding         |       | Chart G/2/ |
|Corporation         |        ------------
|0421                |
 --------------------
        |
        ----------------------------------------------------------------------------------
        |                          |                          |                          |
 --------------------     ---------------------     ----------------------     ----------------------
|Banc One Equity     |   |OEP Co-Investors     |   |OEP Management LLC    |   |One Equity Partners   |
|Capital Fund II, LLC|   |Management LLC       |   |          (93.75%)    |   |LLC        (99.80%)   |
|      0418   (99.5%)|   |        0427         |   |        0425          |   |       0422           |
 --------------------     ---------------------     ----------------------     ----------------------
        |                                                                                |---------------------------|
 -----------------------                                                       ----------------------      ----------------------
|Banc One Equity Capital|                                                     |One Equity Marine     |    |One Equity            |
|SBIC Fund II, L.L.C./1/|                                                     |B.V./3/               |    |Partners-Europe GmbH  |
|      0419             |                                                     |                      |    |        0424          |
 -----------------------                                                       ----------------------      ----------------------
                                                                                         |
                                                                               ----------------------
                                                                              |European Shipyards    |
                                                                              |Holding B.V./3/       |
                                                                              |                      |
                                                                               ----------------------
                                                                                         |
                                                                               ----------------------
                                                                              |                      |
                                                                              |HDW Holding GmbH/3/   |
                                                                              |                      |
                                                                               ----------------------
                                                                                         |
                                                                               ----------------------
                                                                              |                      |
                                                                              |Howaldtswerke-        |
                                                                              |Deutsche Werft AG/3/  |
                                                                               ----------------------

Notes:
(1)  Licensed Small Business Investment Company.
(2)  See separate chart for subsidiaries and affiliates.
(3)  Merchant banking investment exceeding Federal Reserve reporting threshold.

CHART G                                               -------------------------------  Wholly Owned Subsidiaries Except as Indicated
                                                      |                             |  As of 06-30-03
                                                      |          BANK ONE           |
                                                      |         CORPORATION         |
                                                      |            0102             |
                                                      -------------------------------
                                                                         |
                                                         -------------------------
                                                         | Banc One              |
                                                         | Financial Corporation |
                                                         |         0221          |
                                                         -------------------------
                                                                         |
                                                         -------------------------
                                                         |  Banc One             |
                                                         |  Capital Corporation  |
                                                         |         0525          |
                                                         -------------------------
                                                                         |
                                                         -------------------------
                                                         |  First Chicago        |
                                                         |  Leasing Corporation  |
                                                         |         0007          |
                                                         -------------------------
                                                                         |
                             |-----------------------------------------------------------------------------------------------
 -------------------------   |   -----------------------       -------------------------   |   ----------------------------
 |Dearborn Street FSC I, |   |   |First Chicago Lease  |       |First Chicago Lease    |   |   |Fort Hood Family          |
 |Inc.                   |-------|Holdings, Inc.       |       |Investments Three, Inc.|---|---|Housing Trust No. 1       |------
 |        0148           |   |   |     0124            |       |         0466          |   |   |LP, LLP/4/                |
 -------------------------   |   -----------------------       -------------------------   |   ----------------------------
                             |             |                             |                 |
 -------------------------   |   -----------------------       -------------------------   |   ----------------------------
 |FCL Ship Five, Inc.    |   |   |Palo Verde Leasing   |       |Simsbury Leasing       |   |   |Fort Hood Family          |
 |        0205           |---|   |Corporation          |       |Joint Venture (50%)    |   |---|Housing Trust No. 1       |
 |                       |   |   |      0149           |       |                       |   |   |GP, LLC/4/                |
 -------------------------   |   -----------------------       -------------------------   |   ----------------------------
             |               |                                                             |
 -------------------------   |   -----------------------       -------------------------   |   ----------------------------
 |Cooper Project, L.L.C. |   |   |First Chicago Lease  |       |First Chicago Lease    |   |   |Fountains FSC, Ltd.       |
 |        0220           |   |---|Investments, Inc     |       |Investments Four, Inc. |---|---|       0109               |
 |                       |.  |   |     0120            |       |       0971            |   |   |                          |
 -------------------------   |   -----------------------       -------------------------   |   ----------------------------
                             |                                                             |
 -------------------------   |   -----------------------       -------------------------   |   ----------------------------
 |FCL Ship Fourteen, Inc.|   |   |First Chicago Lease  |       |First Chicago Leasing  |   |   |GHML Holdings I, Inc.     |
 |         0214          |---|---|Investments Two, Inc.|       |FSC, Inc.              |---|---|        0230              |
 |                       |   |   |      0465           |       |       0125            |   |   |                          |
 -------------------------   |   -----------------------       -------------------------   |   ----------------------------
                             |              |                                              |
 -------------------------   |   -----------------------       -------------------------   |   ----------------------------
  FCL Ship Fifteen, Inc. |---|   |Simsbury Associates  |       |FM Holdings I, Inc.    |   |   |NalFirst Leasing          |
          0215           |       |Limited Partnership  |       |        0227           |---|---|Corporation /3/ (20%)     |
                         |       |            (50%)    |       |                       |   |   |       0491               |
 -------------------------       -----------------------       -------------------------   |   ----------------------------
                                                                                           |               |
                                                               -------------------------   |   ----------------------------
                                                               |FM Holdings II, Inc.   |---|   |NalFirst Holding, Inc. /3/|
                                                               |       0228            |       |         0492             |
                                                               -------------------------       ----------------------------

------------------------------------------------------------
  ----------------------      --------------------------   |   ---------------------------
  |Fort Hood Family    |      |OX FCL One, Inc. /4/    |   |   |Simsbury Properties, Inc.|
  |Housing Trust No. 1,|      |       0137             |---|---|                (50%)    |
  |LLC/4/              |      |                        |   |   |                         |
  ----------------------      --------------------------   |   ---------------------------
                                                           |
                              --------------------------   |   ---------------------------
                              |OX FCL Two, Inc. /4/    |   |   |Skyhigh Corporation      |
                              |       0139             |-------|  0244                   |
                              |                        |       |                         |
                              --------------------------       ---------------------------
                                          |                                 |
                              --------------------------       ---------------------------
                              |OX 2000-2, L.L.C./1/ /4/|       |Oak Street FSC, Ltd.     |
                              |(49%)                   |       |       0696              |
                              |                        |       |                         |
                              --------------------------       ---------------------------
                                          |
                              --------------------------
                              |OX 2000, L.L.C. /2/  /4/|
                              |                  (98%) |
                              |                        |
                              --------------------------

Notes:
(1)  An additional 1% interest in OX 2000-2, L.L.C. is held by OX FCL One, Inc.
(2)  An additional 1% interest in OX 2000, L.L.C. is held by OX FCL One, Inc.
(3)  Not reportable on FR Y-10.
(4) Special purpose vehicles formed as vehicles for specific leasing transactions. Not reportable on FR Y-10 or FR Y6.

CHART H                            Delaware Business Trusts
                                   Wholly Owned Subsidiaries Except as Indicated As of 06-30-03

                       -----------------------------------
                      |                                   |
                      |             BANK ONE              |
                      |            CORPORATION            |
                      |               0102                |
                       -----------------------------------
                                       |
                                       |
                                       |
                                       |
      ----------------------           |            --------------------
     |                      |          |           |Bank One Capital II |
     |Bank One Capital I    |----------|-----------|       0318         |
     |        0317          |          |            --------------------
      ----------------------           |
                                       |
      ----------------------           |            --------------------
     |Bank One Capital III  |          |           |Bank One Capital IV |
     |        0319          |----------|-----------|       0321         |
      ----------------------           |            --------------------
                                       |
      ----------------------           |            --------------------
     |Bank One Capital V    |          |           |Bank One Capital VI |
     |        0322          |----------|-----------|       0324         |
      ----------------------           |            --------------------
                                       |
                                       |
      ----------------------           |            --------------------
     |First Chicago NBD     |          |           |First Chicago NBD   |
     |Institutional         |----------|-----------|Institutional       |
     |Capital A             |          |           |Capital B           |
      ----------------------           |            --------------------
                                       |
                                       |
                               -----------------
                              |First Chicago    |
                              |Capital 1        |
                               -----------------

CHART I                                                                                       ---------------------     Wholly Owned
                                                                                             |      BANK ONE       |    As of 9-3-03
                                                                                             |    CORPORATION      |
                                                                                             |                     |
                                                                                              ---------------------
                                                                                                        |
                                                                                              ---------------------
                                                                                             | Bank One Insurance  |
                                                                                             |   Holdings, Inc.    |
                                                                                             |                     |
                                                                                              ---------------------
                                                                                                        |
-------------------------------------------------------------------------------------------------------------------------
         |                    |                  |                   |                      |                    |
 -----------------    -----------------    -------------    -------------------    -------------------    --------------
|  Federal Kemper |  |Zurich Life      |  |Zurich Direct|  |Investors Brokerage|  |Investors Brokerage|  |PMG Securities|
|  Life Assurance |  |Insurance Company|  |Inc.         |  |Services, Inc.     |  |Services, Insurance|  |Corporation   |
|  Company        |  |of America       |  |             |  |                   |  |Agency Inc.        |  |              |
 -----------------    -----------------    -------------    -------------------    -------------------    --------------
         |                                       |                                            |
         |                             -----------------------                                |
         |                             |                     |                                |
 -----------------             -----------------     -----------------                        |
|Zurich Life      |           |Zurich Direct    |   |  Zurich Direct, |                       |
|Insurance Company|           |Insurance Agency,|   |  Inc. of        |                       |
|of New York      |           |Inc. of MA       |   |  Texas #1       |                       |
 -----------------             -----------------     -----------------         -----------------------------
                                                                               |                           |
                                                                               |                           |
                                                                               |                           |
                                                                     ------------------------     ---------------------
                                                                    |Investors Brokerage     |   |IBS Insurance        |
                                                                    |Services Insurance      |   |Agency, Inc.         |
                                                                    |Agency, Inc. of Texas #2|   |of OHIO #3           |
                                                                     ------------------------     ---------------------
------------------------------------------------------------
         |                    |                  |
   ----------------    --------------    -------------------
  |PMG Asset       |  |PMG Marketing,|  |PMG Life           |
  |Management, Inc.|  |Inc.          |  |Agency, Inc.       |
   ----------------    --------------    -------------------
                                                     |
                                                     |
                                                     |
                                         -----------------------
                                        |PMG Insurance         |
                                        |Marketing of          |
                                        |Massachesetts, Inc. #4|
                                         -----------------------

Notes:
#1 100% owned by a Texas resident under contract with Zurich Direct, Inc. of
   Texas.
#2 100% owned by a Texas resident under contract with Investors Brokerage
   Insurance agency, Inc. of Texas.
#3 100% owned by an Ohio resident under contract with IBS Insurance agency, Inc.
   of Ohio.
#4 100% owned by PMG Life Agency, Inc. (US-NY) under Contract with PMG
   Securities Corporation.